INCOME TAX (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INCOME TAX
Net loss	$ (20,996)	$ (24,442)
Total income tax (recovery) expense	(110)	107
Loss excluding income tax	(21,106)	(24,335)
Income tax recovery using the Company's domestic tax rate	(5,699)	(6,570)
Non-deductible expenses and other	318	631
Change in tax rates	0	0
Deferred income tax assets not recognized	5,491	5,832
Deferred income tax (recovery) expense	$ 110	$ (107)